Exhibit 99.1

Unisys to Sell Its U.S. Federal Business to SAIC for $1.2 Billion, or 13x Adjusted EBITDA, a Significant Premium to Unisys’ Trading Multiple; Preliminary Full-Year 2019 Unisys Results Indicate Company Achieves Guidance on All Provided Metrics

Based on preliminary results(1), non-GAAP adjusted revenue(2) growth and non-GAAP operating profit(3) margin expected to be toward upper end of full-year 2019 guidance ranges of 3% to 7% and 8.25% to 9.25%, respectively; Adjusted EBITDA(4) margin expected to be at low end of full-year 2019 guidance range of 14.4% to 16.0%

Transaction to significantly strengthen company’s balance sheet and as a result increase operational flexibility; proceeds are expected to be substantially tax-free and used to pay down debt and reduce pension obligations; company adopts tax asset protection plan

Company to leverage strong performance of global Enterprise Solutions business, continue to drive digital transformation for Government (excludes U.S. Federal), Commercial and Financial Services clients with innovative solutions including Unisys Stealth®, CloudForte®, InteliServe™ and ClearPath Forward®

BLUE BELL, Pa., February 6, 2020 – Unisys Corporation (NYSE: UIS), a leader in digital transformation solutions, today entered into a definitive agreement to sell the company’s U.S. Federal business to Science Applications International Corp. (SAIC) (NYSE: SAIC) for $1.2 billion. The transaction multiple of approximately 13x LTM 9/30/19 Adjusted EBITDA(5) represents a significant premium to Unisys’ trading multiple. Net proceeds are largely expected to be used to pay down debt and reduce pension obligations, thereby significantly improving Unisys’ balance sheet, its U.S. pension funded status and overall financial flexibility. The transaction was unanimously approved by the Unisys Board of Directors and is expected to close in the first half of 2020, subject to customary closing conditions.

Unisys’ U.S. Federal business represents more than 1,900 associates, with approximately $689 million in revenue for the LTM period ended September 30, 2019.

“This transaction comes at a significant premium to the Unisys trading multiple, and is a tribute to the unique and attractive business that our U.S. Federal colleagues have built over many years,” said Unisys Chairman and CEO Peter Altabef. “Under the leadership of Venkatapathi “PV” Puvvada, we have become known as a true innovator in the federal market, leveraging powerful intellectual property and a world-class team. This transaction will allow us to significantly enhance our balance sheet, which will create increased operational flexibility that will ultimately position us to better serve our clients while delivering increased value to investors.”

Use of Proceeds

Unisys intends to largely use the net proceeds from the sale to pay down debt and reduce its U.S. pension obligations by applying a portion of the net proceeds to its U.S. defined benefit pension plans:

•	Pro forma for the transaction, the company’s net debt (inclusive of pension deficit) is expected to be reduced by approximately $1.04 billion.

•	The company intends to fully redeem its $440 million of Senior Secured Notes in accordance with the terms of those notes.

•

The remaining net proceeds targeted for net debt reduction (~$600 million) are expected to be contributed to U.S. pension plans and applied toward the minimum required contributions in 2020, 2021 and 2022.

•	This will effectively remove the requirements to make any cash contributions to the U.S. plans out of operating cash flow in 2020, 2021 and 2022.

•	This will also increase the funded status of the U.S. pension plans to allow for potential removal of pension liability through bulk lump sum offerings and potential annuitization of obligations.

•

Cumulative required contributions into worldwide pension plans from 2020 through 2025 are expected to be reduced to approximately $775 million on a pro forma basis from $1.375 billion based on assumptions as of year-end 2018.

•	The company will have the flexibility to make additional discretionary contributions to smooth future funding requirements beyond 2022.

•	The company’s unfunded pension deficit is expected to be reduced from $1.74 billion as of year-end 2018 to approximately $1.14 billion on a pro forma basis.

•

Pro forma net debt inclusive of pension obligations is expected to be approximately $860 million, relative to $1.9 billion pre-transaction, resulting in pro forma net leverage of 2.4x LTM 9/30/19 Adj. EBITDA(6), relative to 4.2x pre-transaction.

•

The company expects to offset any federal taxable gains from the sale with its existing unrestricted tax assets and expects additional tax assets to be generated by the aforementioned pension contributions.

“In addition to the benefits from a meaningfully improved balance sheet, we see Unisys as having significant financial upside potential, as Enterprise Solutions has always represented the key area for improvements to efficiency and therefore our profitability,” said Mike Thomson, senior vice president and CFO of Unisys. “Unisys will continue to execute on plans already established for driving improved operating margin, while also retaining the disciplined focus on cash flow that has been key to our recent transformation.”

Built on Strong Performance, Innovative Solutions

“Our innovative solutions and focus on security have made us a critical partner to many of the largest, most complex enterprises in the world and helped improve the financial performance of Enterprise Solutions in recent periods,” Eric Hutto, senior vice president and president, Enterprise Solutions said. “We will use the same technology-enabled, intellectual property-based solutions that have helped drive the company’s recent success, such as Unisys Stealth®, CloudForte®, InteliServe™ and ClearPath Forward®. Our increased capital structure flexibility will allow for further investment in new solutions and more optionality in deal pursuits, with a disciplined focus on optimizing cash flow and profitability.”

Tax Asset Protection Plan

In conjunction with the transaction, Unisys also announced today that it has adopted a Tax Asset Protection Plan (the “Plan”), which is designed to protect Unisys’ tax assets in contemplation of the sale discussed in this release. This Plan is similar to tax benefit protection plans adopted by other public companies with significant tax attributes.

Unisys’ ability to use its tax attributes would be significantly limited if there were an “ownership change” for federal tax law purposes, which generally occurs when the percentage of Unisys’ ownership of one or more 5% shareholders has increased by more than 50% over the lowest percentage owned by such shareholders at any time during the prior three years (calculated on a rolling basis).

The Plan is designed to protect Unisys’ valuable tax assets by reducing the likelihood of an ‘ownership change’ through actions involving Unisys’ securities.

As part of the Plan, Unisys has declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Unisys common stock, par value $0.01 per share, payable to stockholders of record as of February 15, 2020 as well as to holders of Unisys common stock issued after that date. In the Plan, the acquisition of 4.9% or more of the Unisys common stock would trigger the operation of the Rights. There is no guarantee, however, that the Plan will prevent Unisys from experiencing an ownership change.

Unisys’ Board of Directors has the discretion under certain circumstances to exempt acquisitions of Unisys’ securities from the provisions of the Plan. The Plan may be amended by Unisys’ Board at any time.

The issuance of the Rights will not affect Unisys’ reported earnings per share and is not taxable to Unisys or its stockholders.

Additional information regarding the Plan will be contained in a Form 8-K and in a Registration Statement on Form 8-A that Unisys Corporation filed with the Securities and Exchange Commission today.

Advisors

Centerview Partners LLC is serving as exclusive financial advisor and Sullivan & Cromwell LLP is serving as legal advisor to Unisys.

Conference Call

A conference call will be hosted at 8:00am EST on February 6, 2020 to provide an overview of the transaction and to address questions from the financial and advisory community. Please use the link below to access the webcast:

https://services.choruscall.com/links/uis200206.html

(1)

The preliminary results set forth in this release are unaudited and remain subject to completion of the company’s financial closing procedures. The company will report its fourth quarter and full-year 2019 financial results during its previously announced conference call to be held on February 25, 2020.

Non-GAAP and Other Information

Although appropriate under generally accepted accounting principles (“GAAP”), the company’s results reflect revenue and charges that the company believes are not indicative of its ongoing operations and that can make its revenue, profitability and liquidity results difficult to compare to prior periods, anticipated future periods, or to its competitors’ results. These items consist of certain portions of revenue, post-retirement, debt exchange and cost-reduction and other expenses. Management believes each of these items can distort the visibility of trends associated with the company’s ongoing performance. Management also believes that the evaluation of the company’s financial performance can be enhanced by use of supplemental presentation of its results that exclude the impact of these items in order to enhance consistency and comparativeness with prior or future period results. The following measures are often provided and utilized by the company’s management, analysts, and investors to enhance comparability of year-over-year results, as well as to compare results to other companies in our industry.

(2)

Non-GAAP adjusted revenue – In 2018 and 2019, the company’s non-GAAP results reflect adjustments to exclude certain revenue. In 2018, this includes revenue from software license extensions and renewals, which were contracted for in 2017 and properly recorded as revenue at that time under the revenue recognition rules then in effect (ASC 605). Upon adoption of the new revenue recognition rules (ASC 606) on January 1, 2018, and since the company adopted ASC 606 under the modified retrospective method whereby prior periods were not restated, the company was required to include $53 million in the cumulative effect adjustment to retained earnings on January 1, 2018. ASC 606 requires revenue related to software license renewals or extensions to be recorded when the new license term begins, which in the case of the $53 million was January 1, 2018. The company has excluded revenue and related profit for these software licenses in its non-GAAP results since it has been previously reported in 2017. This is a one-time adjustment and it will not reoccur in future periods. Additionally, the company’s non-GAAP results include adjustments to exclude certain revenue and related profit relating to reimbursements from the company’s check-processing JV partners for restructuring expenses included as part of the company’s restructuring program.

(3)

Non-GAAP operating profit – The company recorded pretax post-retirement expense and pretax charges in connection with cost-reduction activities, debt exchange and other expenses. For the company, non-GAAP operating profit excluded these items. The company believes that this profitability measure is more indicative of the company’s operating results and aligns those results to the company’s external guidance, which is used by the company’s management to allocate resources and may be used by analysts and investors to gauge the company’s ongoing performance. During 2018 and 2019, the company included the non-GAAP adjustments discussed in (2) herein.

(4)

EBITDA & adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is calculated by starting with net income (loss) attributable to Unisys Corporation common shareholders and adding or subtracting the following items: net income attributable to noncontrolling interests, interest expense (net of interest income), provision for income taxes, depreciation and amortization. Adjusted EBITDA further excludes post-retirement, debt exchange, and cost-reduction and other expenses, non-cash share-based expense, and other (income) expense adjustments. In order to provide investors with additional understanding of the company’s operating results, these charges are excluded from the adjusted EBITDA calculation. During 2018 and 2019, the company included the adjustments discussed in (2) herein.

(5)

Last twelve months effective 9/30/19, derived from Unisys’ accounting records, which are maintained in accordance with GAAP. The U.S. Federal business has not been run on a standalone basis, and as such, certain adjustments were based on management’s best estimates of standalone assumptions.

(6)	Pro forma adjusted EBITDA excludes last twelve months Adjusted EBITDA for U.S. Federal business as of 9/30/19.

About Unisys

Unisys is a global information technology company that builds high-performance, security-centric solutions for the most demanding businesses and governments. Unisys offerings include security software and services; digital transformation and workplace services; industry applications and services; and innovative software operating environments for high-intensity enterprise computing. For more information on how Unisys builds better outcomes securely for its clients across the Government, Commercial and Financial Services markets, visit www.unisys.com.

Follow Unisys on Twitter and LinkedIn.

Forward-Looking Statements

Any statements contained in this release are not historical facts, including those regarding future performance, are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, assumptions, anticipated events or trend, beliefs relating to matters that are not historical in nature and involve risks and uncertainties that could cause actual results to differ from expectations, all of which are difficult to predict and many of which are beyond the control of the company. Actual results may differ materially from the company’s current expectations depending upon a number of factors affecting the company’s business and risks associated with the transaction. These factors include, among others: the ability to close the transaction on the expected timing or at all; the ability to obtain required antitrust regulatory approval for the transaction; the risk that a condition to closing of the transaction may not be satisfied on a timely basis or at all; the failure of the transaction to close for any other reason; buyer’s access to financing for the acquisition on a timely basis; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; the ability of the company to achieve the intended benefits of the transactions (including, without limitation, risks related to the ability of the company to repay certain indebtedness and reduce pension obligations following the closing of the transaction); the risk related to the diversion of management’s attention from the company’s ongoing business operations; the effect of the announcement or pendency of the transaction on the company’s business relationships (including, without limitation, customers and suppliers and other third parties), operating results, and business generally; the risk related to the change of the company’s business structure and a smaller size of the company following the closing of the transaction; the effect of the announcement or disruption from the transaction making it more difficult to retain and hire key personnel; the risk related to the company’s ability to operate its business as a going-concern following the closing of the transaction. These risks and uncertainties are discussed in the company’s reports filed with the SEC, including but not limited to the company’s annual report on Form 10-K and in its subsequent reports on Form 10-Q and periodic reports on Form 8-K, and from time to time in the company’s other investor communications. Except as expressly required by law, the company assumes no obligation to update any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made.

Contacts:

Investors: Courtney Holben, Unisys, 215-986-3379

courtney.holben@unisys.com

Media: John Clendening, Unisys, 214-403-1981

john.clendening@unisys.com

Jared Levy

Sard Verbinnen & Co.

212-687-8080

Unisys-SVC@sardverb.com

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RELEASE NO.: 0206/9745

Unisys and other Unisys products and services mentioned herein, as well as their respective logos, are trademarks or registered trademarks of Unisys Corporation. Any other brand or product referenced herein is acknowledged to be a trademark or registered trademark of its respective holder.

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